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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 18, 1997



                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)



             TEXAS                       333-25257              75-2441557
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)


             275 WEST PRINCETON DRIVE
                  PRINCETON, TEXAS                               75407
     (Address of Principal Executive Offices)                 (Zip Code)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)

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                                   Explanatory Note

    On September 26, 1997, HORIZON Pharmacies, Inc. (the "Registrant") filed with the Securities and Exchange Commission a Current Report on Form 8-K dated September 18, 1997 in connection with the Registrant's acquisition of substantially all of the assets of Marty's Pharmacy, Inc. ("Marty's Pharmacy"). The acquisition of Marty's Pharmacy was reported under Item 2 of the referenced Form 8-K, and a representation regarding the subsequent filing of the required pro forma and other financial statements was made in Item 7. Following the filing of such Form 8-K it was determined that the referenced acquisition was not "significant" as such term is defined in Form 8-K, and that no pro forma or other financial statements are required to be filed in connection therewith. This Form 8-K/A is being filed solely for the purpose of changing the reporting of the acquisition of Marty's Pharmacy from an Item 2 event to an Item 5 event, and withdrawing the representation regarding the subsequent filing of pro forma and other financial information relating to the referenced acquisition.

ITEM 5.  OTHER EVENTS.

    On September 18, 1997, the Registrant acquired substantially all of the assets of Marty's Pharmacy comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with Marty's Pharmacy and its sole shareholder, Marty Vallejos.

    Prior to this transaction, no material relationships existed between Marty's Pharmacy and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

    The consideration for the acquisition consisted of (i) $81,250 cash; (ii) 10,156 shares of the Registrant's Common Stock; and (iii) a promissory note in the amount of $163,544.32 payable over 84 months in equal monthly installments bearing interest at 8% per annum. The cash portion of the purchase price was derived from proceeds of the Registrant's initial public offering which closed July 11, 1997.

    The Registrant intends to continue the retail pharmacy operations of Marty's Pharmacy under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of Marty's Pharmacy and has secured a valid Colorado license to do business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         N/A

    (b)  PRO FORMA FINANCIAL INFORMATION.

         N/A

    (c)  EXHIBITS.

         Exhibit No.  Name of Exhibit
         -----------  ---------------
         *2 Purchase Agreement dated September 18, 1997 by and between Marty's Pharmacy, Inc. and HORIZON Pharmacies, Inc.

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     *Previously filed.

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                                  SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date:    November 13, 1997             By: /s/ Ricky D. McCord
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                                           Ricky D. McCord, President








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